Exhibit 99.2
Financial Supplement
First Quarter 2011
(Unaudited)

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.
Contacts:
Jack B. Lay
Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com
John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2011
Table of Contents

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands, except inforce & per share data)	2011	2010	2010	2010	2010	Quarter
Net premiums	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$107,666
Net income	160,816	196,712	128,232	127,019	122,439	38,377
Operating income	118,827	161,419	127,703	121,899	93,008	25,819
Operating return on equity (ex AOCI) — annualized	11.5%	16.0%	13.2%	13.0%	10.2%	1.3%
Operating return on equity (ex AOCI) — trailing 12 months	13.4%	13.2%	12.7%	12.7%	13.5%	-0.1%
Total assets	29,510,019	29,081,908	28,934,028	27,220,606	26,722,458	2,787,561

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,343.2	$1,340.5	$1,339.7	$1,334.9	$1,318.0	$25.2
Canada	339.2	324.1	307.0	289.7	293.9	45.3
Europe & South Africa	497.8	467.6	446.5	401.8	395.6	102.2
Asia Pacific	407.7	408.1	385.8	340.9	355.6	52.1

Total Life Reinsurance in Force	$2,587.9	$2,540.3	$2,479.0	$2,367.3	$2,363.1	$224.8

Assumed New Business Production (in billions)
U.S.	$31.3	$26.2	$30.3	$45.1	$40.6 (1)	$(9.3)
Canada	12.4	12.2	12.2	12.8	13.9	(1.5)
Europe & South Africa	37.1	28.5	30.0	23.4	21.7	15.4
Asia Pacific	7.4	13.1	4.8	10.1	2.7	4.7

Total New Business Production	$88.2	$80.0	$77.3	$91.4	$78.9	$9.3

Per Share and Shares Data
Basic earnings per share
Net income	$2.20	$2.68	$1.75	$1.74	$1.68	$0.52
Operating income	$1.62	$2.20	$1.75	$1.67	$1.27	$0.35
Diluted earnings per share
Net income	$2.18	$2.62	$1.72	$1.70	$1.64	$0.54
Operating income	$1.61	$2.15	$1.72	$1.63	$1.25	$0.36

Wgt. average common shares outstanding (basic)	73,213	73,277	73,162	73,141	73,046	167
Wgt. average common shares outstanding (diluted)	73,836	75,052	74,420	74,721	74,578	(742)

Common shares issued	79,138	73,364	73,364	73,364	73,364	5,774
Treasury shares	5,341	1	192	210	261	5,080
Common shares outstanding	73,797	73,363	73,172	73,154	73,103	694

Book value per share	$68.06	$68.71	$68.30	$60.73	$56.98
Per share effect of accumulated other comprehensive income (AOCI)	$12.18	$12.37	$14.48	$8.59	$6.49
Book value per share, excluding AOCI	$55.88	$56.34	$53.82	$52.14	$50.49

(1)	Excludes Impact of Reliastar Acquisition

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$107,666
Investment income, net of related expenses	371,040	355,227	287,504	291,671	304,258	66,782
Investment related gains (losses), net
OTTI on fixed maturity securities	(1,556)	(16,097)	(4,904)	(3,489)	(7,430)	5,874
OTTI on fixed maturity securities transferred to/from AOCI	—	(186)	26	(139)	2,344	(2,344)
Other investment related gains (losses), net	125,176	90,916	(11,902)	26,620	136,271	(11,095)

Total investment related gains (losses), net	123,620	74,633	(16,780)	22,992	131,185	(7,565)
Other revenue	51,645	42,370	37,515	35,197	36,278	15,367

Total revenues	2,282,435	2,274,129	1,955,539	1,931,877	2,100,185	182,250

Benefits and expenses:
Claims and other policy benefits	1,469,449	1,470,845	1,393,891	1,307,239	1,375,180	94,269
Interest credited	106,063	79,103	94,776	79,169	56,934	49,129
Policy acquisition costs and other insurance expenses	331,153	319,444	157,058	237,149	366,302	(35,149)
Other operating expenses	106,150	102,216	85,409	83,147	91,199	14,951
Interest expense	24,569	25,215	25,191	25,141	15,449	9,120
Collateral finance facility expense	3,202	2,049	2,041	1,960	1,806	1,396

Total benefits and expenses	2,040,586	1,998,872	1,758,366	1,733,805	1,906,870	133,716

Income before income taxes	241,849	275,257	197,173	198,072	193,315	48,534

Income tax expense	81,033	78,545	68,941	71,053	70,876	10,157

Net income	$160,816	$196,712	$128,232	$127,019	$122,439	$38,377

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	241,849	275,257	197,173	198,072	193,315	48,534
Investment and derivative losses (gains) — non-operating (1)	1,099	91,401	(37,747)	(130,697)	371	728
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(90,535)	(43,780)	38,653	(32,512)	(122,635)	32,100
GMXB embedded derivatives (1)	(32,654)	(121,209)	16,232	140,934	(7,171)	(25,483)
Funds withheld losses (gains) — investment income	12,041	(8,240)	(6,494)	(5,772)	82	11,959
Funds withheld losses (gains) — policy acq. costs	(1,925)	793	954	777	(81)	(1,844)
EIA embedded derivatives — interest credited	(26,751)	(25,741)	43,070	14,990	(22,422)	(4,329)
EIA embedded derivatives — policy acq. costs	2,944	3,008	(4,189)	(1,503)	3,250	(306)
DAC offset, net	72,567	49,618	(50,519)	6,041	103,769	(31,202)
Gain on repurchase of collateral finance facility securities	(4,971)	—	—	—	—	(4,971)
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	4,391	—	—	—	—	4,391

Operating Income Before Income Taxes	$178,055	$221,107	$197,133	$190,330	$148,478	$29,577

After-tax Operating Income Reconciliation:
Income — continuing operations	160,816	196,712	128,232	127,019	122,439	38,377
Investment and derivative losses (gains) — non-operating (1)	191	59,317	(25,041)	(85,039)	(47)	238
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(58,848)	(28,457)	25,125	(21,133)	(79,713)	20,865
GMXB embedded derivatives (1)	(21,225)	(78,786)	10,551	91,607	(4,661)	(16,564)
Funds withheld losses (gains) — investment income	7,827	(5,356)	(4,221)	(3,752)	53	7,774
Funds withheld losses (gains) — policy acq. costs	(1,251)	515	621	505	(53)	(1,198)
EIA embedded derivatives — interest credited	(17,388)	(16,732)	27,996	9,743	(14,574)	(2,814)
EIA embedded derivatives — policy acq. costs	1,914	1,955	(2,723)	(977)	2,113	(199)
DAC offset, net	47,168	32,251	(32,837)	3,926	67,451	(20,283)
Gain on repurchase of collateral finance facility securities	(3,231)	—	—	—	—	(3,231)
Loss on retirement of PIERS	2,854	—	—	—	—	2,854

Operating Income	$118,827	$161,419	$127,703	$121,899	$93,008	$25,819

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands, except per share data)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$1,736,130	$1,801,899	$1,647,300	$1,582,017	$1,628,464	$107,666
Investment income, net of related expenses	383,081	346,987	281,010	285,899	304,340	78,741
Investment related gains (losses), net	1,530	1,045	358	717	1,750	(220)
Other revenue	46,674	42,370	37,515	35,197	36,278	10,396

Total revenues	2,167,415	2,192,301	1,966,183	1,903,830	1,970,832	196,583

Benefits and expenses:
Claims and other policy benefits	1,469,449	1,470,845	1,393,891	1,307,239	1,375,180	94,269
Interest credited	132,814	104,844	51,706	64,179	79,356	53,458
Policy acquisition costs and other insurance expenses	257,567	266,025	210,812	231,834	259,364	(1,797)
Other operating expenses	101,759	102,216	85,409	83,147	91,199	10,560
Interest expense	24,569	25,215	25,191	25,141	15,449	9,120
Collateral finance facility expense	3,202	2,049	2,041	1,960	1,806	1,396

Total benefits and expenses	1,989,360	1,971,194	1,769,050	1,713,500	1,822,354	167,006

Operating income before income taxes	178,055	221,107	197,133	190,330	148,478	29,577

Operating income tax expense	59,228	59,688	69,430	68,431	55,470	3,758

Operating income	$118,827	$161,419	$127,703	$121,899	$93,008	$25,819

Wgt. Average Common Shares Outstanding (Diluted)	73,836	75,052	74,420	74,721	74,578	(742)

Diluted Earnings Per Share — Operating Income	$1.61	$2.15	$1.72	$1.63	$1.25	$0.36

Foreign currency effect*:
Net premiums	$42,487	$23,933	$15,448	$40,445	$103,974	$(61,487)
Operating income before income taxes	$4,634	$1,580	$1,998	$5,185	$9,497	$(4,863)

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2011	2010	2010	2010	2010
Assets
Fixed maturity securities, available-for-sale	$14,531,154	$14,304,597	$14,169,930	$13,077,607	$12,775,342
Mortgage loans on real estate	906,869	885,811	863,873	838,827	797,272
Policy loans	1,222,016	1,228,418	1,173,148	1,173,016	1,162,723
Funds withheld at interest	5,595,146	5,421,952	5,276,511	5,257,929	5,180,300
Short-term investments	74,902	118,387	84,091	63,962	79,160
Other invested assets	756,377	707,403	738,830	637,827	564,753

Total investments	23,086,464	22,666,568	22,306,383	21,049,168	20,559,550
Cash and cash equivalents	467,672	463,661	634,075	557,756	525,360
Accrued investment income	155,182	127,874	177,250	144,658	140,921
Premiums receivable and other reinsurance balances	986,658	1,037,679	987,342	898,522	880,372
Reinsurance ceded receivables	807,929	769,699	790,889	721,830	731,479
Deferred policy acquisition costs	3,679,075	3,726,443	3,741,534	3,597,865	3,624,846
Other assets	327,039	289,984	296,555	250,807	259,930

Total assets	$29,510,019	$29,081,908	$28,934,028	$27,220,606	$26,722,458

Liabilities and Stockholders’ Equity
Future policy benefits	$9,438,432	$9,274,789	$8,906,977	$8,518,817	$8,540,298
Interest-sensitive contract liabilities	7,747,203	7,774,481	7,884,874	7,781,407	7,550,168
Other policy claims and benefits	2,728,122	2,597,941	2,590,014	2,387,579	2,429,147
Other reinsurance balances	184,958	133,590	134,066	143,723	211,532
Deferred income taxes	1,415,333	1,396,747	1,064,726	977,873	818,331
Other liabilities	701,799	637,923	1,129,848	742,940	782,117
Short-term debt	255,989	199,985	—	—	—
Long-term debt	1,016,510	1,016,425	1,216,320	1,216,230	1,216,140
Collateral finance facility	839,354	850,039	850,026	850,030	850,025
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,455	159,421	159,368	159,316	159,266

Total liabilities	24,487,155	24,041,341	23,936,219	22,777,915	22,557,024

Stockholders’ Equity:
Common stock, at par value	791	734	734	734	734
Warrants	—	66,912	66,912	66,912	66,912
Additional paid-in-capital	1,708,096	1,478,398	1,477,011	1,473,305	1,469,807
Retained earnings	2,738,868	2,587,403	2,402,167	2,282,968	2,165,410
Treasury stock	(323,689)	(295)	(8,774)	(9,570)	(11,817)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	297,513	270,526	242,686	173,985	237,549
Unrealized appreciation of securities, net of income taxes	615,631	651,449	832,756	470,365	252,905
Pension and postretirement benefits, net of income taxes	(14,346)	(14,560)	(15,683)	(16,008)	(16,066)

Total stockholders’ equity	5,022,864	5,040,567	4,997,809	4,442,691	4,165,434

Total liabilities and stockholders’ equity	$29,510,019	$29,081,908	$28,934,028	$27,220,606	$26,722,458

Total stockholders’ equity, excluding AOCI	$4,124,066	$4,133,152	$3,938,050	$3,814,349	$3,691,046

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$935,053	$1,009,758	$930,070	$933,162	$902,961	$32,092
Investment income, net of related expenses	119,781	117,272	124,596	120,782	113,461	6,320
Other revenue	493	504	428	190	598	(105)

Total revenues	1,055,327	1,127,534	1,055,094	1,054,134	1,017,020	38,307

Benefits and expenses:
Claims and other policy benefits	822,407	842,335	793,270	788,956	789,775	32,632
Interest credited	14,584	14,826	16,698	16,312	16,636	(2,052)
Policy acquisition costs and other insurance expenses	127,462	142,057	125,526	134,470	128,773	(1,311)
Other operating expenses	21,350	21,221	18,534	18,303	20,859	491

Total benefits and expenses	985,803	1,020,439	954,028	958,041	956,043	29,760

Operating income before income taxes	69,524	107,095	101,066	96,093	60,977	8,547

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	69,524	107,095	101,066	96,093	60,977	8,547
Investment and derivative (losses) gains — non-operating	8,875	6,246	13,009	2,721	2,848	6,027

Income before income taxes	$78,399	$113,341	$114,075	$98,814	$63,825	$14,574

Loss and Expense Ratios:
Claims and other policy benefits	88.0%	83.4%	85.3%	84.5%	87.5%	0.5%
Policy acquisition costs and other insurance expenses	13.6%	14.1%	13.5%	14.4%	14.3%	-0.7%
Other operating expenses	2.3%	2.1%	2.0%	2.0%	2.3%	0.0%

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands except account values)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$3,325	$3,401	$2,724	$3,128	$11,877	$(8,552)
Investment income, net of related expenses	159,414	129,985	60,853	77,189	96,449	62,965
Investment related gains (losses), net	(16)	(18)	(18)	(18)	(18)	2
Other revenue	24,001	24,156	19,605	21,944	20,893	3,108

Total revenues	186,724	157,524	83,164	102,243	129,201	57,523

Benefits and expenses:
Claims and other policy benefits	2,816	3,131	(318)	2,850	9,610	(6,794)
Interest credited	118,230	90,017	35,008	47,868	62,706	55,524
Policy acquisition costs and other insurance expenses	42,755	41,614	32,072	33,341	37,150	5,605
Other operating expenses	2,154	2,781	2,413	2,414	3,189	(1,035)

Total benefits and expenses	165,955	137,543	69,175	86,473	112,655	53,300

Operating income (loss) before income taxes	20,769	19,981	13,989	15,770	16,546	4,223

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	20,769	19,981	13,989	15,770	16,546	4,223
Investment and derivative (losses) gains — non-operating (1)	(18,704)	(109,171)	17,112	124,746	2,808	(21,512)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	90,535	43,780	(38,653)	32,512	122,635	(32,100)
GMXB embedded derivatives (1)	32,654	121,209	(16,232)	(140,934)	7,171	25,483
Funds withheld losses (gains) — investment income	(12,041)	8,240	6,494	5,772	(82)	(11,959)
Funds withheld losses (gains) — policy acq. costs	1,925	(793)	(954)	(777)	81	1,844
EIA embedded derivatives — interest credited	26,751	25,741	(43,070)	(14,990)	22,422	4,329
EIA embedded derivatives — policy acq. costs	(2,944)	(3,008)	4,189	1,503	(3,250)	306
DAC offset, net	(72,567)	(49,618)	50,519	(6,041)	(103,769)	31,202

Income before income taxes	$66,378	$56,361	$(6,606)	$17,561	$64,562	$1,816

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD millions)	2011	2010	2010	2010	2010
Annuity account values:

Fixed annuities (deferred)	$804	$822	$837	$847	$861

Net interest spread (fixed annuities):	2.7%	2.4%	1.5%	2.3%	2.4%

Equity-indexed annuities	$4,258	$4,239	$4,210	$4,145	$4,052

Variable annuities:
No riders	$1,172	$1,156	$1,243	$1,190	$1,251
GMDB only	91	90	87	79	82
GMIB only	6	6	6	6	6
GMAB only	64	64	62	58	63
GMWB only	1,773	1,735	1,653	1,517	1,622
GMDB / WB	500	492	472	431	455
Other	36	36	34	32	35

Total VA account values	$3,642	$3,579	$3,557	$3,313	$3,514

Fair value of liabilities associated with living benefit riders	$20	$53	$174	$158	$17

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$199	$199	$199	$199	$199

Bank-owned life insurance (BOLI)	$498	$494	$491	$487	$484

Other asset-intensive business	$87	$90	$96	$98	$100

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Investment income, net of related expenses	$(197)	$63	$154	$107	$(51)	$(146)
Other revenue	9,002	7,029	5,608	5,820	5,050	3,952

Total revenues	8,805	7,092	5,762	5,927	4,999	3,806

Benefits and expenses:
Policy acquisition costs and other insurance expenses	853	447	461	580	526	327
Other operating expenses	1,797	1,067	940	937	1,279	518

Total benefits and expenses	2,650	1,514	1,401	1,517	1,805	845

Operating income before income taxes	6,155	5,578	4,361	4,410	3,194	2,961

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,155	5,578	4,361	4,410	3,194	2,961
Investment and derivative (losses) gains — non-operating	(35)	(23)	(44)	(10)	(9)	(26)

Income before income taxes	$6,120	$5,555	$4,317	$4,400	$3,185	$2,935

Reinsurance Group of America, Incorporated
Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$215,028	$205,925	$205,552	$177,079	$208,650	$6,378
Investment income, net of related expenses	44,901	41,534	41,170	42,206	40,228	4,673
Investment related gains (losses), net	1,169	1,187	938	915	895	274
Other revenue	22	59	803	241	43	(21)

Total revenues	261,120	248,705	248,463	220,441	249,816	11,304

Benefits and expenses:
Claims and other policy benefits	179,055	152,038	186,554	145,250	172,516	6,539
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	47,089	50,966	26,901	35,264	54,441	(7,352)
Other operating expenses	8,694	9,058	6,971	6,994	6,841	1,853

Total benefits and expenses	234,838	212,062	220,426	187,508	233,798	1,040

Operating income before income taxes	26,282	36,643	28,037	32,933	16,018	10,264

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	26,282	36,643	28,037	32,933	16,018	10,264
Investment and derivative (losses) gains — non-operating	4,389	(454)	5,431	815	2,955	1,434

Income before income taxes	$30,671	$36,189	$33,468	$33,748	$18,973	$11,698

Loss and Expense Ratios:
Loss ratios (creditor business)	37.7%	39.1%	32.5%	40.6%	41.2%	-3.5%
Loss ratios (excluding creditor business)	97.6%	84.3%	96.3%	91.9%	106.8%	-9.2%
Claims and other policy benefits / (net premiums + investment income)	68.9%	61.4%	75.6%	66.2%	69.3%	-0.4%
Policy acquisition costs and other insurance expenses (creditor business)	55.3%	56.4%	55.6%	56.8%	50.8%	4.5%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.3%	15.3%	9.1%	11.1%	11.7%	-0.4%
Other operating expenses	4.0%	4.4%	3.4%	3.9%	3.3%	0.7%

Foreign currency effect*:
Net premiums	$11,248	$8,357	$10,236	$20,670	$33,557	$(22,309)
Operating income before income taxes	$453	$1,858	$292	$4,079	$1,373	$(920)

Creditor reinsurance net premiums	$51,584	$47,467	$17,707	$34,079	$76,712	$(25,128)
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$269,120	$257,980	$232,962	$209,919	$217,652	$51,468
Investment income, net of related expenses	9,854	9,737	8,579	8,369	7,832	2,022
Other revenue	1,055	296	857	108	838	217

Total revenues	280,029	268,013	242,398	218,396	226,322	53,707

Benefits and expenses:
Claims and other policy benefits	216,932	195,172	193,377	165,827	180,016	36,916
Policy acquisition costs and other insurance expenses	12,059	8,153	12,137	10,273	13,398	(1,339)
Other operating expenses	25,012	28,301	21,198	21,317	22,710	2,302

Total benefits and expenses	254,003	231,626	226,712	197,417	216,124	37,879

Operating income before income taxes	26,026	36,387	15,686	20,979	10,198	15,828

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	26,026	36,387	15,686	20,979	10,198	15,828
Investment and derivative (losses) gains — non-operating	293	(1,030)	1,808	1,347	459	(166)

Income before income taxes	$26,319	$35,357	$17,494	$22,326	$10,657	$15,662

Loss and Expense Ratios:
Claims and other policy benefits	80.6%	75.7%	83.0%	79.0%	82.7%	-2.1%
Policy acquisition costs and other insurance expenses	4.5%	3.2%	5.2%	4.9%	6.2%	-1.7%
Other operating expenses	9.3%	11.0%	9.1%	10.2%	10.4%	-1.1%

Foreign currency effect*:
Net premiums	$6,466	$(5,502)	$(12,500)	$(6,154)	$20,109	$(13,643)
Operating income before income taxes	$233	$(704)	$(1,184)	$(1,158)	$334	$(101)

Critical illness net premiums	$60,261	$58,102	$57,340	$52,759	$55,874	$4,387

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$311,517	$322,544	$273,825	$256,878	$285,818	$25,699
Investment income, net of related expenses	19,634	18,997	17,042	17,249	17,264	2,370
Investment related gains (losses), net	(108)	365	232	(151)	707	(815)
Other revenue	8,492	6,642	7,462	6,128	6,187	2,305

Total revenues	339,535	348,548	298,561	280,104	309,976	29,559

Benefits and expenses:
Claims and other policy benefits	247,930	277,926	220,867	204,494	223,096	24,834
Policy acquisition costs and other insurance expenses	40,820	36,336	27,373	31,661	37,930	2,890
Other operating expenses	25,127	26,164	22,932	22,265	22,385	2,742

Total benefits and expenses	313,877	340,426	271,172	258,420	283,411	30,466

Operating income before income taxes	25,658	8,122	27,389	21,684	26,565	(907)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	25,658	8,122	27,389	21,684	26,565	(907)
Investment and derivative (losses) gains — non-operating	(330)	1,949	1,094	2,077	(120)	(210)

Income before income taxes	$25,328	$10,071	$28,483	$23,761	$26,445	$(1,117)

Loss and Expense Ratios:
Claims and other policy benefits	79.6%	86.2%	80.7%	79.6%	78.1%	1.5%
Policy acquisition costs and other insurance expenses	13.1%	11.3%	10.0%	12.3%	13.3%	-0.2%
Other operating expenses	8.1%	8.1%	8.4%	8.7%	7.8%	0.3%

Foreign currency effect*:
Net premiums	$24,825	$21,020	$17,726	$25,935	$50,307	$(25,482)
Operating income before income taxes	$1,555	$487	$978	$2,276	$3,577	$(2,022)

Critical illness net premiums	$45,622	$52,386	$45,954	$48,508	$39,398	$6,224

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
Revenues:
Net premiums	$2,087	$2,291	$2,167	$1,851	$1,506	$581
Investment income, net of related expenses	29,694	29,399	28,616	19,997	29,157	537
Investment related gains (losses), net	485	(489)	(794)	(29)	166	319
Other revenue	3,609	3,684	2,752	766	2,669	940

Total revenues	35,875	34,885	32,741	22,585	33,498	2,377

Benefits and expenses:
Claims and other policy benefits	309	243	141	(138)	167	142
Interest credited	—	1	—	(1)	14	(14)
Policy acquisition costs and other insurance expenses	(13,471)	(13,548)	(13,658)	(13,755)	(12,854)	(617)
Other operating expenses	17,625	13,624	12,421	10,917	13,936	3,689
Interest expense	24,569	25,215	25,191	25,141	15,449	9,120
Collateral finance facility expense	3,202	2,049	2,041	1,960	1,806	1,396

Total benefits and expenses	32,234	27,584	26,136	24,124	18,518	13,716

Operating income (loss) before income taxes	3,641	7,301	6,605	(1,539)	14,980	(11,339)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	3,641	7,301	6,605	(1,539)	14,980	(11,339)
Investment and derivative (losses) gains — non-operating	4,413	11,082	(663)	(999)	(9,312)	13,725
Gain on repurchase of collateral finance facility securities	4,971	—	—	—	—	4,971
Loss on retirement of PIERS	(4,391)	—	—	—	—	(4,391)

Income before income taxes	$8,634	$18,383	$5,942	$(2,538)	$5,668	$2,966

Foreign currency effect*:
Net premiums	$(52)	$58	$(14)	$(6)	$1	$(53)
Operating income before income taxes	$2,393	$(61)	$1,912	$(12)	$4,213	$(1,820)

*	Compared to comparable prior year period

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2011	2010	2010	2010	2010	Quarter
U.S. Traditional	$69,524	$107,095	$101,066	$96,093	$60,977	$8,547
U.S. Asset Intensive	20,769	19,981	13,989	15,770	16,546	4,223
U.S. Financial Reinsurance	6,155	5,578	4,361	4,410	3,194	2,961

Total U.S. Segment	96,448	132,654	119,416	116,273	80,717	15,731
Canadian Segment	26,282	36,643	28,037	32,933	16,018	10,264
Europe & South Africa Segment	26,026	36,387	15,686	20,979	10,198	15,828
Asia Pacific Segment	25,658	8,122	27,389	21,684	26,565	(907)
Corporate and Other	3,641	7,301	6,605	(1,539)	14,980	(11,339)

Consolidated	$178,055	$221,107	$197,133	$190,330	$148,478	$29,577

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Fixed maturity securities, available-for-sale	$14,531,154	$14,304,597	$14,169,930	$13,077,607	$12,775,342
Mortgage loans on real estate	906,869	885,811	863,873	838,827	797,272
Policy loans	1,222,016	1,228,418	1,173,148	1,173,016	1,162,723
Funds withheld at interest	5,595,146	5,421,952	5,276,511	5,257,929	5,180,300
Short-term investments	74,902	118,387	84,091	63,962	79,160
Other invested assets	756,377	707,403	738,830	637,827	564,753
Cash and cash equivalents	467,672	463,661	634,075	557,756	525,360

Total cash and invested assets	$23,554,136	$23,130,229	$22,940,458	$21,606,924	$21,084,910

Investment Income and Yield Summary
(Excludes Funds Withheld Portfolios)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2011	2010	2010	2010	2010	Quarter
Average invested assets at amortized cost	$16,762,725	$16,257,365	$15,763,396	$15,432,369	$15,062,452	$1,700,273
Net investment income	$219,908	$216,176	$218,546	$208,303	$215,295	$4,613

Annualized investment yield (ratio of net investment income to average invested assets)	5.35%	5.43%	5.66%	5.51%	5.84%	-0.49%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

March 31, 2011
						Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$7,153,455	$411,578	$97,569	$7,467,464	51.4%	$—
Canadian and Canadian provincial governments	2,458,873	569,900	10,372	3,018,401	20.8%	—
Residential mortgage-backed securities	1,375,166	56,086	15,124	1,416,128	9.7%	(1,650)
Asset-backed securities	420,028	12,524	54,979	377,573	2.6%	(4,813)
Commercial mortgage-backed securities	1,344,194	89,256	67,735	1,365,715	9.4%	(9,547)
U.S. government and agencies	189,421	6,243	1,028	194,636	1.3%	—
State and political subdivisions	192,241	4,012	6,852	189,401	1.3%	—
Other foreign government securities	503,605	5,086	6,855	501,836	3.5%	—

Total fixed maturity securities	$13,636,983	$1,154,685	$260,514	$14,531,154	100.0%	$(16,010)

Non-redeemable preferred stock	103,374	5,240	6,229	102,385	70.8%
Other equity securities	38,442	4,776	962	42,256	29.2%

Total equity securities	$141,816	$10,016	$7,191	$144,641	100.0%

December 31, 2010
						Other-than-
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	Impairment
	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
Corporate securities	$6,826,937	$436,384	$107,816	$7,155,505	50.0%	$—
Canadian and Canadian provincial governments	2,354,418	672,951	3,886	3,023,483	21.1%	—
Residential mortgage-backed securities	1,443,892	55,765	26,580	1,473,077	10.3%	(1,650)
Asset-backed securities	440,752	12,001	61,544	391,209	2.7%	(4,963)
Commercial mortgage-backed securities	1,353,279	81,839	97,265	1,337,853	9.4%	(10,010)
U.S. government and agencies	199,129	7,795	708	206,216	1.4%	—
State and political subdivisions	170,479	2,098	8,117	164,460	1.2%	—
Other foreign government securities	556,136	4,304	7,646	552,794	3.9%	—

Total fixed maturity securities	$13,345,022	$1,273,137	$313,562	$14,304,597	100.0%	$(16,623)

Non-redeemable preferred stock	100,718	4,130	5,298	99,550	71.0%
Other equity securities	34,832	6,100	271	40,661	29.0%

Total equity securities	$135,550	$10,230	$5,569	$140,211	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Corporate Securities by Sector (Fixed Maturities and Equities)
(Excludes Funds Withheld Portfolios)

	March 31, 2011				December 31, 2010
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,879,387	$1,892,673	24.9%	A+	$1,739,077	$1,740,978	23.9%	A+
Brokerage	103,624	110,923	1.5%	A-	98,351	103,902	1.4%	A-
Finance Comp.	192,150	201,815	2.6%	A	216,212	224,729	3.1%	A
Insurance	378,757	397,484	5.2%	A-	403,557	422,996	5.8%	A-
REITs	210,015	219,259	2.9%	BBB+	178,106	187,587	2.6%	BBB+
Other Finance	224,447	225,670	3.0%	A-	253,794	259,092	3.5%	A-

Total Financial Institutions	2,988,380	3,047,824	40.1%		2,889,097	2,939,284	40.3%
Industrials
Basic	342,751	369,077	4.8%	BBB	349,522	376,723	5.2%	BBB
Capital Goods	373,483	394,105	5.2%	BBB+	349,526	372,557	5.1%	BBB+
Communications	593,602	639,836	8.4%	BBB+	586,179	634,557	8.7%	BBB+
Consumer Cyclical	403,513	420,199	5.5%	BBB+	309,255	324,648	4.4%	BBB+
Consumer Noncyclical	642,062	682,016	9.0%	BBB+	646,383	693,785	9.5%	A-
Energy	427,336	456,884	6.0%	BBB+	383,293	414,592	5.7%	BBB+
Technology	246,026	253,767	3.3%	BBB+	228,702	238,975	3.3%	BBB+
Transportation	216,835	227,713	3.0%	BBB+	242,719	255,910	3.5%	BBB+
Other Industrial	54,568	56,984	0.7%	BBB-	50,679	53,767	0.7%	BBB

Total Industrials	3,300,176	3,500,581	45.9%		3,146,258	3,365,514	46.1%
Utilities
Electric	639,466	663,562	8.7%	BBB+	612,790	642,177	8.8%	BBB+
Natural Gas	322,123	349,544	4.6%	BBB+	276,402	303,679	4.2%	BBB+
Other Utility	29,992	35,417	0.5%	A-	23,002	29,700	0.4%	A-

Total Utilities	991,581	1,048,523	13.8%		912,194	975,556	13.4%
Other Sectors	15,134	15,177	0.2%	AA+	14,938	15,362	0.2%	AA+

Total	$7,295,271	$7,612,105	100.0%	A-	$6,962,487	$7,295,716	100.0%	A-

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Ratings of Fixed Maturity Securities
(Excludes Funds Withheld Portfolios)

		March 31, 2011			December 31, 2010			September 30, 2010			June 30, 2010			March 31, 2010
	Rating Agency		Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated	% of	Amortized	Estimated	% of
NAIC Designation	Designation	Amortized Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Fair Value	Total	Cost	Fair Value	Total
1	AAA	$3,397,610	$3,470,262	23.9%	$3,516,872	$3,592,987	25.1%	$3,492,193	$3,633,780	25.6%	$3,534,911	$3,642,644	27.9%	$3,669,930	$3,668,484	28.7%
1	AA	3,369,423	3,765,275	25.9%	3,284,387	3,758,523	26.3%	3,155,855	3,675,615	25.9%	2,860,403	3,177,314	24.3%	2,905,244	3,122,295	24.5%
1	A	3,206,317	3,480,683	24.0%	2,896,256	3,205,431	22.4%	2,714,384	3,138,268	22.2%	2,512,744	2,773,399	21.2%	2,436,385	2,630,133	20.6%
2	BBB	2,863,853	3,041,200	20.9%	2,860,603	3,035,593	21.2%	2,778,394	3,030,667	21.4%	2,639,071	2,783,867	21.3%	2,561,843	2,658,713	20.8%
3	BB	492,097	497,056	3.4%	460,675	450,368	3.2%	471,013	440,012	3.1%	479,755	424,060	3.2%	472,151	417,253	3.3%
4	B	218,541	203,594	1.4%	239,604	191,287	1.3%	237,136	185,668	1.3%	255,530	192,244	1.5%	253,930	185,177	1.4%
5	CCC and lower	67,395	50,231	0.3%	63,859	47,493	0.3%	63,033	44,683	0.3%	80,415	65,496	0.5%	94,537	77,652	0.6%
6	In or near default	21,747	22,853	0.2%	22,766	22,915	0.2%	21,108	21,237	0.2%	18,809	18,583	0.1%	13,205	15,635	0.1%

	Total	$13,636,983	$14,531,154		$13,345,022	$14,304,597		$12,933,116	$14,169,930		$12,381,638	$13,077,607		$12,407,225	$12,775,342

Structured Fixed Maturity Securities

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
		Estimated Fair	Amortized	Estimated	Amortized	Estimated Fair	Amortized	Estimated	Amortized	Estimated
	Amortized Cost	Value	Cost	Fair Value	Cost	Value	Cost	Fair Value	Cost	Fair Value
Residential mortgage-backed securities:
Agency	$662,505	$690,577	$636,931	$668,405	$682,621	$728,354	$726,078	$770,690	$744,920	$776,013
Non-agency	712,661	725,551	806,961	804,672	837,648	832,934	828,507	802,670	859,102	800,152

Total residential mortgage-backed securities	1,375,166	1,416,128	1,443,892	1,473,077	1,520,269	1,561,288	1,554,585	1,573,360	1,604,022	1,576,165
Commercial mortgage-backed securities	1,344,194	1,365,715	1,353,279	1,337,853	1,257,835	1,235,849	1,229,237	1,166,937	1,222,346	1,124,736
Asset-backed securities	420,028	377,573	440,752	391,209	457,047	414,515	496,652	449,623	516,924	458,664

Total	$3,139,388	$3,159,416	$3,237,923	$3,202,139	$3,235,151	$3,211,652	$3,280,474	$3,189,920	$3,343,292	$3,159,565

Investments
(USD thousands)
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

March 31, 2011
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$7,831	$7,115	$25,471	$23,773	$5,314	$4,785
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2011	—	—	—	—	—	—

Total	$7,831	$7,115	$25,471	$23,773	$5,314	$4,785

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$14,783	$13,357	$91,139	$59,467	$144,538	$108,497
2006	—	—	2,152	3,258	2,152	3,258
2007	—	—	5,126	3,433	5,126	3,433
2008 - 2011	—	—	—	—	—	—

Total	$14,783	$13,357	$98,417	$66,158	$151,816	$115,188

December 31, 2010
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$13,343	$12,079	$29,809	$27,746	$10,504	$9,573

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$22,608	$19,213	$71,582	$41,308	$147,846	$109,919
2006	—	—	2,152	2,508	2,152	2,508
2007	—	—	5,279	3,329	5,279	3,329
2008 - 2010	—	—	—	—	—	—

Total	$22,608	$19,213	$79,013	$47,145	$155,277	$115,756

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
CMBS Exposure
(Includes Funds Withheld Portfolios)

	March 31, 2011
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$249,407	$265,775	$78,406	$79,591	$66,183	$67,658
2006	319,779	333,222	46,407	48,435	49,754	49,886
2007	252,035	263,214	32,446	25,224	93,017	97,031
2008	29,616	31,252	37,274	38,657	7,495	7,766
2009	8,004	7,763	4,371	4,384	6,887	10,283
2010	81,386	79,505	2,654	2,361	19,440	17,651
2011	9,647	9,539	—	—	—	—

Total	$949,874	$990,270	$201,558	$198,652	$242,776	$250,275

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$31,352	$31,393	$53,351	$41,963	$478,699	$486,380
2006	32,798	32,543	45,902	36,228	494,640	500,314
2007	100,010	107,569	125,000	102,740	602,508	595,778
2008	—	—	24,299	20,921	98,684	98,596
2009	—	—	—	—	19,262	22,430
2010	—	—	—	—	103,480	99,517
2011	—	—	—	—	9,647	9,539

Total	$164,160	$171,505	$248,552	$201,852	$1,806,920	$1,812,554

NOTE: Totals include directly held investments with amortized cost of $1,344.2 million and fair value of $1,365.7 million as well as investments in funds withheld with amortized cost of $462.7 million and fair value of $446.8 million.

	December 31, 2010
	AAA		AA		A
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$261,763	$282,522	$81,795	$85,675	$63,234	$63,491
2006	314,043	328,422	46,372	50,217	48,851	49,949
2007	255,589	270,731	29,493	23,512	92,910	96,790
2008	29,547	33,115	37,291	39,657	7,495	7,886
2009	8,020	7,877	3,088	3,505	6,834	9,675
2010	69,580	68,879	5,193	4,800	10,970	10,928

Total	$938,542	$991,546	$203,232	$207,366	$230,294	$238,719

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated Fair		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Value	Amortized Cost	Fair Value
2005 & Prior	$67,341	$66,392	$56,882	$44,770	$531,015	$542,850
2006	32,651	31,646	56,636	39,127	498,553	499,361
2007	99,796	105,962	125,123	77,459	602,911	574,454
2008	—	—	24,085	15,234	98,418	95,892
2009	—	—	—	—	17,942	21,057
2010	—	—	—	—	85,743	84,607

Total	$199,788	$204,000	$262,726	$176,590	$1,834,582	$1,818,221

NOTE: Totals include directly held investments with amortized cost of $1,353.3 million and fair value of $1,337.9 million as well as investments in funds withheld with amortized cost of $481.3 million and fair value of $480.4 million.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Gross Unrealized Losses Aging
Fixed Maturity Securities

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$142,936	53.4%	$143,451	44.9%	$86,770	29.1%	$132,900	34.4%	$198,928	42.3%
20% or more for less than six months	7,229	2.7%	17,293	5.4%	45,706	15.3%	54,620	14.1%	59,530	12.6%
20% or more for six months or greater	110,349	41.2%	152,818	47.9%	160,785	53.9%	188,398	48.7%	204,321	43.4%

Total	$260,514	97.3%	$313,562	98.2%	$293,261	98.3%	$375,918	97.2%	$462,779	98.3%

Equity Securities

	March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$5,196	1.9%	$2,953	0.9%	$2,921	1.0%	$4,888	1.3%	$4,696	1.0%
20% or more for less than six months	691	0.3%	821	0.3%	265	0.1%	1,808	0.5%	1,883	0.4%
20% or more for six months or greater	1,304	0.5%	1,795	0.6%	1,857	0.6%	4,039	1.0%	1,346	0.3%

Total	$7,191	2.7%	$5,569	1.8%	$5,043	1.7%	$10,735	2.8%	$7,925	1.7%

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Fixed Maturities and Equity Securities Below Amortized Cost
(Excludes Funds Withheld Portfolios)

	As of March 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$1,376,045	$37,871	$332,186	$52,212	$1,708,231	$90,083
Canadian and Canadian provincial governments	307,254	10,372	—	—	307,254	10,372
Residential mortgage-backed securities	151,507	3,394	63,554	10,025	215,061	13,419
Asset-backed securities	21,705	533	123,729	32,653	145,434	33,186
Commercial mortgage-backed securities	180,214	10,264	68,492	24,713	248,706	34,977
U.S. government and agencies	40,875	1,028	—	—	40,875	1,028
State and political subdivisions	45,758	1,822	31,620	5,030	77,378	6,852
Other foreign government securities	149,080	2,758	41,881	3,788	190,961	6,546

Investment grade securities	2,272,438	68,042	661,462	128,421	2,933,900	196,463

Non-investment grade securities:
Corporate securities	60,201	1,493	85,034	5,993	145,235	7,486
Residential mortgage-backed securities	3,049	355	12,643	1,350	15,692	1,705
Asset-backed securities	4,519	383	24,172	21,410	28,691	21,793
Commercial mortgage-backed securities	10,625	26	89,563	32,732	100,188	32,758
State and political subdivisions	—	—	—	—	—	—
Other foreign government securities	9,355	309	—	—	9,355	309

Non-investment grade securities	87,749	2,566	211,412	61,485	299,161	64,051

Total fixed maturity securities	$2,360,187	$70,608	$872,874	$189,906	$3,233,061	$260,514

Non-redeemable preferred stock	14,427	418	29,962	5,811	44,389	6,229
Other equity securities	7,185	962	318	—	7,503	962

Total Equity securities	$21,612	$1,380	$30,280	$5,811	$51,892	$7,191

Total number of securities in an unrealized loss position	650		455		1,105

	As of December 31, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
Corporate securities	$1,170,016	$34,097	$368,128	$61,945	$1,538,144	$96,042
Canadian and Canadian provincial governments	118,585	3,886	—	—	118,585	3,886
Residential mortgage-backed securities	195,406	4,986	105,601	13,607	301,007	18,593
Asset-backed securities	23,065	570	131,172	38,451	154,237	39,021
Commercial mortgage-backed securities	132,526	4,143	109,158	29,059	241,684	33,202
U.S. government and agencies	11,839	708	—	—	11,839	708
State and political subdivisions	68,229	2,890	31,426	5,227	99,655	8,117
Other foreign government securities	322,363	3,142	43,796	4,504	366,159	7,646

Investment grade securities	2,042,029	54,422	789,281	152,793	2,831,310	207,215

Non-investment grade securities:
Corporate securities	58,420	1,832	91,205	9,942	149,625	11,774
Residential mortgage-backed securities	1,162	605	38,206	7,382	39,368	7,987
Asset-backed securities	—	—	23,356	22,523	23,356	22,523
Commercial mortgage-backed securities	—	—	89,170	64,063	89,170	64,063
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	59,582	2,437	241,937	103,910	301,519	106,347

Total fixed maturity securities	$2,101,611	$56,859	$1,031,218	$256,703	$3,132,829	$313,562

Non-redeemable preferred stock	15,987	834	28,549	4,464	44,536	5,298
Other equity securities	6,877	271	318	—	7,195	271

Total Equity securities	$22,864	$1,105	$28,867	$4,464	$51,731	$5,569

Total number of securities in an unrealized loss position	520		508		1,028

Reinsurance Group of America, Incorporated
Investments
(USD thousands)
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2011	2010	2010	2010	2010	Quarter
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(1,556)	$(16,097)	$(4,904)	$(3,489)	$(7,430)	$5,874
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	(186)	26	(139)	2,344	(2,344)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(1,556)	(16,283)	(4,878)	(3,628)	(5,086)	3,530
Impairment losses on equity securities	—	—	—	(10)	(22)	22
Gain on investment activity	29,376	26,124	39,371	19,363	16,099	13,277
Loss on investment activity	(6,914)	(6,763)	(7,773)	(5,662)	(8,532)	1,618

Net gain/(loss) on fixed maturity and equity securities	20,906	3,078	26,720	10,063	2,459	18,447

Other impairment losses and change in mortgage loan provision	576	1,506	(5,087)	(1,165)	(1,230)	1,806
Other non-derivative gain/(loss), net	4,696	4,751	4,644	4,789	(448)	5,144

Free-standing Derivatives:
Credit Default Swaps	892	4,340	3,730	(4,060)	776	116
Interest Rate Swaps — non-hedged	(10,730)	(79,546)	49,825	87,114	11,341	(22,071)
Interest Rate Swaps — hedged	126	19	239	168	132	(6)
Futures	(11,423)	(23,766)	(42,270)	32,822	(11,745)	322
CPI Swaps	811	438	(508)	109	923	(112)
Equity options	(4,568)	(2,402)	(731)	127	—	(4,568)
Currency Forwards	(855)	1,226	1,543	1,447	(829)	(26)

Total free-standing derivatives	(25,747)	(99,691)	11,828	117,727	598	(26,345)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	90,535	43,780	(38,653)	32,512	122,635	(32,100)
GMXB	32,654	121,209	(16,232)	(140,934)	7,171	25,483

Total embedded derivatives	123,189	164,989	(54,885)	(108,422)	129,806	(6,617)

Net gain/(loss) on total derivatives	97,442	65,298	(43,057)	9,305	130,404	(32,962)

Total investment related gains / (losses), net	$123,620	$74,633	$(16,780)	$22,992	$131,185	$(7,565)

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